Waddell & Reed Advisors Funds

Supplement dated January 31, 2018 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2017

and as supplemented December 8, 2017 and January 12, 2018

The following replaces the third sentence of the “Fees and Expenses” section on pages 3, 8, 12, 16, 20, 25, 30 and 35 of the Waddell & Reed Advisors Equity Funds prospectus:

More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 67 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 96 of the Fund’s statement of additional information (SAI).

Supplement	Prospectus	1